Shareholders' Equity	12 Months Ended
Dec. 31, 2025
Shareholders' Equity [Abstract]
SHAREHOLDERS' EQUITY

NOTE 10:- SHAREHOLDERS’ EQUITY

a.	Rights attached to shares:

An ordinary share confers upon its holder(s) a right to vote at the general meeting, a right to participate in distribution of dividends, and a right to participate in the distribution of surplus assets upon liquidation of the Company.

Preferred shares are redeemable, nonassessable, and convertible into ADSs, which must be duly authorized and free of pre-emptive rights. Issuance and conversion require no further approvals and do not breach corporate or legal obligations.

b.	On November 10, 2022, the Company announced that it plans to affect a ratio change of the ADSs to its non-traded ordinary shares from the previous ratio of one (1) ADS representing forty (40) ordinary shares to a new ratio of one (1) ADS representing four hundred (400) ordinary shares. The ratio change had the same effect as a reverse split of the existing ADSs of one (1) new ADS for every ten (10) old ADSs. The effective date for the ratio change was November 25, 2022.

c.	On December 13, 2022, the shareholders approved an amendment to the Company’s Articles of Association increasing the registered share capital of the Company by an additional 18,200,000,000 Ordinary Shares (the equivalent of 4,550,000 ADSs) such that the total registered share capital of the Company would consist of 20,000,000,000 Ordinary Shares, no par value (the equivalent of 5,000,000 ADSs).

d	On December 20, 2022, the Company closed an underwritten public offering with gross proceeds to the Company of $8,000 before deducting underwriting discounts and other expenses payable by the Company. The offering consisted of 160,000 units and pre-funded units. Each unit consisted of one ADS and two warrants, each to purchase one ADS, and each pre-funded unit consists of one pre-funded warrant to purchase one ADS and two warrants each to purchase one ADS. One of the warrants (Non-Exchangeable Warrant) will expire three years from the date of issuance, and the other warrant (Exchangeable Warrant) expired one year from the date of issuance and provided for exercised for half an ADS on or prior to six (6) months following the original issuance for no additional consideration. Each ADS (or pre-funded warrant) was sold together with two warrants at a combined purchase price of $5.00 per unit (or $4.99 per pre-funded unit after reducing $0.01 attributable to the exercise price of the pre-funded warrants). The Company issued a total of 400,000 Common Units and 120,000 pre-funded units, including 160,000 Exchangeable Warrants and 160,000 Non Exchangeable Warrants. The Company received a net sum of $7,231 after deduction of underwriter discount and issuance expenses of $769. The warrants were classified as liabilities, initially and subsequently measured at fair value through earnings pursuant to ASC 480 as the warrants are not considered indexed to the Company’s own shares.
e.

On September 19, 2023, the Company closed an offering in which the Company issued (i) in a registered direct offering, 40,000 ADSs and pre-funded warrants to purchase up to 74,655 ADSs, at an exercise price of $0.01 per ADS, at a purchase price of $11.6 per ADS and $11.59 per pre-funded warrant, and (ii) in a concurrent private placement, unregistered warrants to purchase up to 114,655 ADSs. The warrants have an exercise price of $11.6 per ADS and are exercisable for a period of five and one-half years from issuance. The company received gross proceeds of approximately $1.33 million and a net sum of approximately $1.0 million after deduction of placement agent fees and issuance expenses. The warrants were accounted as equity.

f.	On October 11, 2023, the Company issued 28,939 ADSs to a service provider. The fair value of the ADSs that were granted was $270.

g.	On January 4, 2024, the Company closed an offering in which the Company issued new unregistered warrants to purchase up to 521,310 ADSs in consideration for the immediate exercise of certain outstanding warrants to purchase up to an aggregate of 260,655 ADSs, issued by us in September 2023 and December 2022, at a reduced exercise price of $6.50 per ADS. The new warrants have an exercise price of $6.50 per ADS and have a term of exercise equal to three years or five and one-half years, as applicable, based on the term of the exercised warrants, from the date of issuance. The Company received gross proceeds of approximately $1.69 million and a net sum of approximately $1.42 million, after deduction of underwriter discount and issuance expenses of $263.

h.	On May 6, 2024, the Company issued a press release announcing receipt of a Nasdaq delisting notification regarding the Company’s non-compliance with the minimum $1.00 bid price requirement for continued listing set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Price Rule”) and appeal as well as the board approval of a ratio change of the ADSs to non-traded ordinary shares (equivalent to a reverse split) designed to regain compliance. On May 24, 2024, the Company issued a press release announcing the receipt of a Nasdaq staff determination letter regarding the Company’s non-compliance with the minimum stockholders’ equity requirement of at least $2,500 for continued under Nasdaq Listing Rule 5550(b)(1) (the “Minimum Shareholders’ Equity Rule”) and a hearing before the Nasdaq Hearing Panel to present a plan for regaining compliance.

i.	On May 21, 2024, the ratio between the Company’s ordinary shares and its ADSs was increased from 400 ordinary shares per one ADS to 4,000 ordinary shares per one ADS, a change which was equivalent to a reverse split of 10 for 1. All ADS amounts have been retrospectively applied to these financial statements, where applicable.

j.	On June 7, 2024, the Company announced receipt of notification from Nasdaq that it had regained compliance with the Minimum Price Rule.

k.

On June 18, 2024, the Company presented to the Nasdaq Hearing Panel the Company’s plan to regain compliance with the Minimum Shareholders’ Equity Rule.

On August 29, 2024, following the completion of the conversion of approximately EUR 26.6 million (approximately $29 million), including accrued interest, of the Company’s outstanding loan to the European Investment Bank (EIB) into 1,000 preferred shares with no par value, the Company received formal notification from Nasdaq staff confirming that it had regained compliance with the stockholders’ equity requirement under Listing Rule 5550(b)(1).

Following this transaction, the remaining outstanding amount owed to the EIB is EUR 250 (approximately $294), which bears no interest, is not prepayable, and matures on December 31, 2031.

l.

On August 20, 2024, the Company announced that it had entered into a $2 million Investment Commitment Agreement with RK Stone Miami LLC, an affiliate of Mr. Daniel Stone, the largest shareholder of the Company which contemplated the potential issuance and sale of ADSs and possibly pre-funded warrants to the investor. from time to time through December 31, 2024 (the “Commitment Period”), for an aggregate purchase price of up to $2 million. Each such sale of ADSs may be initiated (at the Company’s discretion) by the Company providing an advance notice to the Investor of the sale of ADSs in a minimum amount of $200,000 and a maximum amount of $500,000, provided the maximum amounts in any month may not exceed $500,000 and the Company may not provide advance notices for an aggregate amount greater than $1.5 million prior to December 1, 2024. The price of the ADSs to be purchased under any advance will be calculated based on the lower of (i) the volume weighted average price (the “VWAP”) of the daily VWAP of the ADSs for  the ten trading days prior to the Company providing the advance notice or (ii) the VWAP of the daily VWAP of the ADSs for the three trading days following the delivery of the advance notice (provided the Company may impose a minimum market price for such three day period, and in the event the market price for such period is less than the minimum market price the Company has the right to rescind the advance notice and not issue the ADSs), in either case subject to a discount of 5%.

Pursuant to the agreement, the Company was to pay the Investor a commitment fee, payable in cash or in ADSs at the option of the Company. In the event that during the Commitment Period the Company provides to the investor an advance notice, the amount of the commitment fee will be equal to $100,000, which was to be payable by the Company simultaneously with the closing of the first advance. Pursuant to the agreement, in the event the Company elects to pay such amount in the form of ADSs, the number of the ADSs was to be based on the market price determined for such advance. In the event that during the Commitment Period the Company does not provide to the Investor an advance notice, the amount of the commitment fee would have been equal to $40,000, payable by the Company promptly following the termination of the Commitment Period. In the event the Company elects to pay such amount in the form of ADSs, the number of the ADSs was to be based on the market price determined as of December 31, 2024.

Pursuant to the agreement, the company issued pre-funded warrants to RK Stone to acquire an aggregate of 617,744 ADSs for an aggregate purchase price of $2.0 million. In addition, the Company issued 28,698 pre-funded warrants to RK Stone as a commitment fee in accordance with the terms of the agreement.

m.

On March 3, 2025, the Company entered into the Standby Equity Purchase Agreement (“SEPA”) with YA II PN, Ltd. (“YA”), pursuant to which YA has committed to purchase up to $10.0 million of ADSs, or the Commitment Amount, at the company’s direction from time to time, subject to the restrictions and satisfaction of the conditions in the SEPA, during the period commencing on the date of execution of the SEPA until the earlier of (i) the 36-month anniversary of the date of execution of the SEPA, and (ii) YA’s purchase of the total Commitment Amount under the SEPA, such period the Commitment Period. Pursuant to the terms of the SEPA, the Company issued 28,784 ADSs (the “Commitment Shares”) to YA as consideration for its irrevocable commitment to purchase the Advance Shares under the SEPA. In connection with the SEPA, the Company recognized issuance-related costs of approximately $150, which were recorded as finance costs.

The Company filed a registration statement on Form F-1 to register the resale of up to 3,022,796 ADSs issuable to YA under the SEPA from time to time during the Commitment Period (including the Commitment Shares), subject to the restrictions and satisfaction of the conditions in the Purchase Agreement, if and when the Company determine to sell additional ADSs to YA under the SEPA.YA has no right to require the company to sell any ADSs to YA, but YA is obligated to make purchases of the ADSs as directed by the company, subject to the restrictions and satisfaction of conditions set forth in the Purchase Agreement upon receipt of a notice sent by the Company to YA setting forth the number of ADSs that the Company desire to issue and sell to YA, or an Advance Notice. The purchase price of the ADSs that the Company may direct YA to purchase from time to time under the SEPA will be equal to 97% of the lowest daily volume weighted average price (VWAP) during the three consecutive trading day period commencing on the date that the Company delivers any Advance Notice to YA. The Company have the right to set a floor price in the Advance Notice that sets a lower limit of the ADS price at which the Company are willing to sell ADSs to YA.

n.	In June 2025, the Company raised $1,492 in gross proceeds through drawdowns under the Purchase Agreement. The funding was executed at a volume-weighted average price of approximately $2.9 per ADS, reflecting a 3% discount to the market price at the time. As part of this transaction, the Company issued 511,690 ADSs.

o.	In July and August 2025, the Company raised $4,203 in proceeds through drawdowns under the Standby Equity Purchase Agreement with Yorkville Advisors. The capital raising was executed at a volume-weighted average price of approximately $2.57 per ADS, reflecting a 3% discount to market price at the time of sale. As part of this transaction, the Company issued 1,638,062 ADSs.

p.	On September 10, 2025, the Company entered into a Standby Equity Purchase Agreement (“SEPA”) with YA II PN, Ltd. (“YA”), Pursuant to the SEPA, the Company has the right, but not the obligation, to sell to YA from time to time during the 36 months following the execution of the SEPA (each such occurrence, an “Advance”) up to $15.0 million (the “Commitment Amount”) of the Company’s American Depositary Shares (the “ADSs”), each representing 4,000 ordinary shares, no par value, of the Company (“Ordinary Shares”), subject to the restrictions and satisfaction of the conditions in the SEPA.

As consideration for Yorkville’s commitment, the Company agreed to a commitment fee of $108,000, of which 50% was paid via the issuance of 35,461 ADSs upon signing, and the remaining 50% is payable in cash upon the earlier of the first Advance or 90 days following SEC effectiveness of the related Registration Statement.

Under the terms of the SEPA, each drawdown (an “Advance”) is made at a purchase price equal to 97% of the lowest daily volume-weighted average price (“VWAP”) during the three consecutive trading days following the delivery of each Advance Notice. The Company may include a floor price in each Advance Notice to set a minimum acceptable price per ADS.